UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 27, 2021
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Sumo Logic, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-39502	27-2234444
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
305 Main Street Redwood City, California 94063
(Address of principal executive offices, including zip code)

(650) 810-8700
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	SUMO	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company,indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sales of Equity Securities.

On May 24, 2021, Sumo Logic, Inc., a Delaware corporation (“Sumo Logic”), completed its acquisition of DF Labs S.p.A., a joint-stock company incorporated in Italy (“DF Labs”), pursuant to the terms and conditions of a share purchase agreement dated as of March 9, 2021 by and among Sumo Logic, DF Labs, the holders of the outstanding share capital of DF Labs (the “Sellers”) and a third party Sellers’ Representative (the “Purchase Agreement”). As partial consideration for the purchase of the share capital of DF Labs, Sumo Logic issued 478,307 shares of its common stock, $0.0001 par value per share (“Common Stock”), to certain of the Sellers (the “DF Labs Share Consideration”). A portion of the DF Labs Share Consideration was placed into escrow to secure potential claims by Sumo Logic for indemnification under the Purchase Agreement.

On May 27, 2021, Sumo Logic entered into an agreement and plan of reorganization with Sensu, Inc., a Delaware corporation (“Sensu”), and certain other parties (the “Merger Agreement” and, together with the Purchase Agreement, the “Acquisition Agreements”), whereby Sumo Logic agreed to acquire Sensu on the terms and subject to the conditions set forth in the Merger Agreement (the “Sensu Acquisition” and, together with acquisition of DF Labs, the “Acquisitions”). Pursuant to the Merger Agreement, Sumo Logic has agreed to issue approximately 1,197,600 shares of Common Stock (the “Sensu Share Consideration” and, together with the DF Labs Share Consideration, the “Share Consideration”) to certain stockholders of Sensu at the closing of the Sensu Acquisition. The actual number of shares to be issued in the Sensu Acquisition will be determined at closing pursuant to the terms of the Merger Agreement. A portion of the Sensu Share Consideration will be held back by Sumo Logic to secure potential claims by Sumo Logic for indemnification under the Merger Agreement.

The offering and issuance of the Share Consideration in the Acquisitions was and is in reliance on the private offering exemption of Section 4(a)(2) of the Securities Act of 1933, as amended. The offering and issuance of the Share Consideration was not and is not being conducted in connection with a public offering, and no public solicitation or advertisement has been or will be made or relied upon in connection with the offering and issuance of the Share Consideration.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMO LOGIC, INC.

Date: June 2, 2021	By:	/s/ Katherine Haar
	Name:	Katherine Haar
	Title:	General Counsel